Exhibit 99.1

ADC Therapeutics Business Overview Cowen Conference March 5, 2024

Forward-Looking Statements

This presentation and any accompanying oral presentation have been prepared by ADC Therapeutics SA ("ADC Therapeutics", "we" or "us") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or ADC Therapeutics or any officer, director, employee, agent or advisor of ADC Therapeutics. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and any accompanying oral presentation speak only as of the date hereof.

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward-looking statements by terminology such as "may", "assumes", "will", "should", "would", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "future", "continue", or "appear" or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the actual Zynlonta revenue for 4Q 2023, the success of the Company's updated corporate strategy; the expected cash runway into the beginning of Q4 2025, the effectiveness of the new commercial go-to-market strategy, competition from new technologies, the Company's ability to grow ZYNLONTA® revenue in the United States; Swedish Orphan Biovitrum AB (Sobi®) ability to successfully commercialize ZYNLONTA® in the European Economic Area and market acceptance, adequate reimbursement coverage, and future revenue from the same; approval by the NMPA of the BLA for ZYNLONTA® in China submitted by Overland ADCT BioPharma and future revenue from the same, our strategic partners', including Mitsubishi Tanabe Pharma Corporation, ability to obtain regulatory approval for ZYNLONTA® in foreign jurisdictions, and the timing and amount of future revenue and payments to us from such partnerships; the timing and results of the Company's or its partners' research and development projects or clinical trials including LOTIS 5 and 7, ADCT 601 and 602 as well as IITs in FL and MZL and early research in certain solid tumors with different targets, linkers and payloads; the timing and outcome of regulatory submissions for the Company's products or product candidates; actions by the FDA or foreign regulatory authorities; projected revenue and expenses; the Company's indebtedness, including Healthcare Royalty Management and Blue Owl and Oaktree facilities, and the restrictions imposed on the Company's activities by such indebtedness, the ability to comply with the terms of the various agreements and repay such indebtedness and the significant cash required to service such indebtedness; and the Company's ability to obtain financial and other resources for its research, development, clinical, and commercial activities. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 20-F and in the Company's other periodic and current reports and filings with the U.S. Securities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document.

Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. No assurance can be given that such future results will be achieved. Such forward-looking statements contained in this presentation speak only as of the date of this presentation. The Company expressly disclaim any obligation or undertaking to update these forward-looking statements contained in this presentation to reflect any change in our expectations or any change in events, conditions, or circumstances on which such statements are based unless required to do so by applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data derived from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, although we believe our own internal research is reliable, such research has not been verified by any independent source.

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3 ADC Therapeutics at a Glance Solid Tumors Advancing ADCT - 601 targeting AXL in the clinic and multiple investigational ADCs Hematology Maximizing ZYNLONTA® in 3L+ DLBCL and seeking to expand into earlier lines of DLBCL and indolent lymphomas; advancing ADCT - 602 targeting CD22 Corporate Cash runway into 4Q 2025 with multiple catalysts in 2024 Platform Pioneering ADC field with robust technology toolbox and specialized end - to - end capabilities ADC: Antibody Drug Conjugate; DLBCL: Diffuse Large B - Cell Lymphoma

Key Business Updates

ZYNLONTA (loncastuximab tesirine-lpyl)

- 4Q 2023 revenues expected to be ~$16.5M, a double-digit percentage increase compared to 3Q 2023

Pipeline

- LOTIS-7 (ZYNLONTA with bispecifics): Cleared first two dosing cohort with no DLT and early signs of antitumor activity
- LOTIS-5 (ZYNLONTA with rituximab): Accelerated enrollment in 2023, over 2/3rd enrollment completed
- ADCT-601 (Targeting AXL): Reached MTD and currently in dose optimization; early signs of anti-tumor activity in both monotherapy and in combination in sarcoma
- ADCT-901 (Targeting KAAG1): Discontinuing due to limited signs of efficacy in dose escalation, reallocating capital to prioritized programs

Corporate

- Balance sheet with ~$278.5M cash at end of FY 2023
- Cash runway expected to extend into 4Q 2025; double-digit Opex reduction in 2023 compared to 2022

Note: update as of March 4th, 2024

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DLT: Dose-Limiting Toxicity; MTD: Maximum Tolerated Dose. Note: Financials are unaudited.

5 Unlocking Value of Robust ADC Portfolio in Hematology and Solid Tumors DLBCL: Diffuse Large B - Cell Lymphoma; FL: Follicular Lymphoma; MZL: Marginal Zone Lymphoma; NSCLC: Non Small - Cell Lung Cancer; ALL: Acute Lymphoblastic Leukemia. Short - Mid Term Mid - long Term Hematology Portfolio Solid Tumor Portfolio ZYNLONTA ▪ Maximize ZYNLONTA in 3L+ DLBCL ▪ Seek to expand ZYNLONTA to earlier lines of DLBCL and other indolent lymphomas (e.g., FL, MZL) as single agent and combination agent of choice ‒ ZYNLONTA ‒ ZYNLONTA + rituximab (LOTIS - 5) ‒ ZYNLONTA + bispecifics (LOTIS - 7) ADCT - 602 (CD22) ▪ Escalating and expanding Phase 1 dose in r/r ALL ADCT - 601 (AXL) ▪ Optimizing dose for expansion as single agent and / or in combination in sarcoma, pancreatic, and NSCLC Next - generation ADCs ▪ Advancing a portfolio of investigational ADCs ‒ Differentiated exatecan - based payload with novel hydrophilic linker ‒ Targeting Claudin - 6, NaPi2b, PSMA ▪ Continuing research with a range of payloads, linkers, and conjugation technologies against undisclosed targets

Advancing ZYNLONTA Development in B-Cell Lymphomas



2023 U.S. Market Value[2], 5-year prevalence[3]
DLBCL
$3.1b[2], ~109 K patients
FL
$2.6b[2], ~61 K patients
MZL
$1.4b[2], ~38 K patients
1L (~70%)
1L (~65%)
1L (~61%)
2L (~21%)
2L (~24%)
2L (~27%)
3L+ (~9%)
3L+ (~11%)
3L+ (~12%)
Proportion of patients by line-of-therapy*
DLBCL, FL & MZL account for ~60% of mature B-cell lymphomas[1]*
Key:
Current Approval
Current Development Areas

Current Development Areas

- LOTIS-5 and LOTIS-7 potential to move ZYNLONTA into **2L+ DLBCL**
  - LOTIS-5: 20 patient safety run-in data showed ORR of 80%, CR of 50% with no new safety signals; accelerating patient enrollment/completion expected in 2024
  - LOTIS-7: Dose-limiting toxicity period cleared for first two dosing levels of ZYNLONTA (90 µg/kg, 120 µg/kg) in both arms; currently enrolling patients at 150 µg/kg

- IIT suggests ZYNLONTA regimen could provide benefit in **2L+ high-risk FL** (96% ORR, 85% CR, N=27); IIT studying ZYNLONTA in **2L+ MZL**
  - Unmet need is significant in these populations
  - Assessing regulatory path and compendial strategy
- ZYNLONTA combination with bispecifics (LOTIS-7) is currently being studied in r/r FL and r/r MZL

1. As per Leukemia & Lymphoma Society data; 2. Clarivate & Global Data used to size US market value; 3. Cerner Enviza CancerMPact database, 2023. Note: Distribution by line of therapy is based on the incident, drug-treated population.

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Significant opportunity remains for Zynlonta combinations in 2L+, despite a highly evolving market

ADC THERAPEUTICS



ILLUSTRATIVE
3L+ (~6 K patients)
~40%
CAR-T
✓ BsAbs[1]
Monjuvi + Len
Clinical Trials
Zynlonta
Polivy + BR
~60%
Zynlonta
Monjuvi + Len
R-Based Chemo
Polivy + BR
2L (~11 K patients)
~35%
CAR-T
Salvage +/- ASCT
Clinical Trials
~65%
Pola-BR
R-Based Chemo
Monjuvi + Len
1L (~30 K patients)
~30%
R-CHOP
✓ Polivy + R-CHP
~70%
✓ Polivy + R-CHP
R-CHOP
Academic
Community

MARKET EVOLUTION

- Despite recent advancements, a true SoC only exists in 1L and in the academic setting in 2L with CAR-T
- Aside from CAR-T, the market is evolving towards combinations with off-the-shelf agents as a cornerstone
- With polatuzumab moving into 1L, retreatment with pola-based combos in 2L+ may be less likely
- Need for novel combinations in the 2L and 3L+ in community centers and 3L+ in academic settings with better efficacy and tolerability

ZYNLONTA OPPORTUNITY

LOTIS-5

Zynlonta + R has the potential to:

- Provide competitive efficacy with a familiar safety profile
- Be a SoC in the 2L+ setting in community centers and 3L+ in academic settings

LOTIS-7

Zynlonta + Bispecifics combinations may:

- Improve efficacy over BsAbs and other combinations in 2L+ academic settings
- Improve CRS rates and enable broader accessibility to community centers in 2L+

Key ✓ Recently approved | Shifting to 1L use | No standard of care

1.Epcoritamab or Glofitamab. Source: Putnam Associates Primary Research.

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ADCT-601: A Novel, Potent Approach to Targeting AXL

ADCT-601 Structure


Glc Nac
Gal Nac
Sp
PBD
Fuc
Antibody
Linker + payload

Anti-human AXL antibody

HydraSpace™ *cleavable linker and SG3199 (PBD dimer cytotoxin)*

ADCT-601 MOA


ADCT-601
Cancer Cell Death

Warhead released after internalization, and binds in minor groove of DNA


Cross-link DNA
Pu G A T C Py
5'
3'
Py C T A G Pu

- *PBD dimer creates interstrand cross-links*
- *No DNA distortion*
- *Avoids DNA repair mechanism*

Anticipated Differentiation

- Potential best-in-class ADC against a **target expressed across multiple solid tumor types** with unmet medical needs
- First **AXL-targeted ADC conjugated to a PBD** dimer cytotoxin
- **Glycoconnect™**[,1] and **Hydraspace™**[,1] technology **enhance the TI of ADCT-601 three-fold in preclinical models** compared to ADCs manufactured by random stochastic conjugation

Note: 1. GlycoConnect and HydraSpace are technologies licensed from Synaffix; TI: therapeutic index; MTD: maximal tolerated dose; GlcNax: N-acetyl-glucosamine; GalNac: N-acetylgalactosamine; SP: Spacer; PBD: Pyrrolobenzodiazepine.

Source: Zammarchi et al., *Mol Cancer Ther* (2022)

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ADCT-601 targeting AXL: Rationale and Differentiation

ADC THERAPEUTICS

TARGET RELEVANCE

- AXL is expressed in multiple tumor types - including NSCLC, pancreatic, and sarcoma
- High expression of AXL is correlated to worse patient overall survival across these cancer types

AXL EXPRESSION[1]

	% of cases with high AXL expression[2]	% of cases with any AXL Expression
Sarcoma (STS)	~30%	~90%
Pancreatic adenocarcinoma	~35%	60 – 70%
Non-small cell lung[3]	20 – 25%	50 – 60%

CLINICAL STUDY STATUS & NEXT STEPS

- A Phase 1b study is ongoing including a monotherapy arm enrolling patients with sarcoma, pancreatic cancer and AXL-expressing NSCLC and a combination arm with gemcitabine in patients with sarcoma and pancreatic cancer
- Reached recommended dose of 13mg; dose optimization is ongoing
  - In sarcoma, early signs of anti-tumor activity have been seen in monotherapy and combination with a tolerable safety profile in the dose range tested
- In pancreatic cancer, screening was recently initiated in the monotherapy arm

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Note: [1] Data as of 02/09/2024. [2] Based on scoring algorithm and cut-off used in trial 601-102 to determine high expressing/positive patients: STS = AXL+ tumor cells 2+/ 3+ intensity ≥ 75% , PAAD = AXL+ tumor cells 2+/ 3+ intensity ≥ 10% , NSCLC = Membrane AXL+ Tumor cells (any intensity) ≥ 1% . [3] Membrane expression in general correlates with 2+/3+ tumor cells expression.

A Growing Toolbox with a Range of Payloads, Linkers and Conjugation Technologies

ADC THERAPEUTICS

Antibody

- Extensive experience identifying and advancing compelling targets with high unmet need
- Focus on masking binding, conditional binding moieties, bispecifics and biparatropics

Payload

- Forged next-gen PBDs as novel warheads; first to bring PBD ADC from conception to market
- Advancing **next-gen payloads** to **improve selectivity, potency, therapeutic index**
  - Camptothecin derivatives
  - DNA damaging agents
  - Immunomodulators
  - Dual payloads

Linker

- **Proprietary linkers** that enable **increased plasma stability** and **controlled payload release with tunable DAR**[1]
  - Cleavable linkers
  - Reducible linkers
  - Non-cleavable linkers

Conjugation Technology

- Technologies enabling **precise site-specific attachment of diverse payloads**
  - Orthogonal conjugation approaches

Note: [1] DAR: Drug antibody ratio

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Exatecan has the Potential to be Differentiated over Commercial-Stage Toxins such as DXd

EXATECAN V. DXD

Exatecan



NH2
F
N
N
O
O
OH O

DXd



HO
O
NH
F
N
N
O
O
OH O

EXATECAN ADVANTAGE

- Better potency
- No PgP[1] transport, enabling **enhanced intracellular presence**
- **Increased bystander effect**, leading to more cell death and enhancing therapeutic impact over DXd

EXATECAN ADC V. DXD ADC in CDX MODEL[2]



Mean Tumor Volume (mm³) ± SEM
1250
1000
750
500
250
0
0
10
20
30
40
Days
Vehicle
Isotype (10 mg/kg)
Antibody-DXd (15 mg/kg)
Antibody-exatecan (6.6 mg/kg)
Antibody-exatecan (10 mg/kg)

ADC THERAPEUTICS PLATFORM ADVANTAGE

- ADCT has developed a **novel hydrophilic linker** that enables efficient conjugation of exatecan
- Our exatecan-based ADCs **enable traceless release of exatecan** after internalization
- **Superior therapeutic index** driven by strong in vivo efficacy and excellent tolerability in cynomolgus monkey **without any signs of ILD**

Note: [1] PgP: P-glycoprotein; [2] Cell line derived xenograft (CDX) model is a renal leiomyoblastoma model, all arms dosed intravenously qdx1

Source: Weng et al., *Cancer Discov* (2023)

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Advancing ADC Assets Against Validated Targets in Indications with High Unmet Need

	NaPi2b	Claudin-6	PSMA	Undisclosed target
Target description	**Phosphate transporter**	**Adhesion protein**	**Enzymatic glycoprotein**	**Amino acid transporter**
Tumor types of interest	NSCLC Ovarian cancer	Ovarian cancer Endometrial cancer	Prostate cancer	NSCLC Colorectal cancer
Payload	Exatecan	Exatecan	Exatecan	Exatecan
Validation data	*in vitro characterization* *in vivo efficacy* *NHP toxicology*	*in vitro characterization* *in vivo efficacy* *NHP toxicology*	Ongoing	*in vitro characterization* *in vivo efficacy* *NHP toxicology*[2]
Candidate selection[1]	Complete	2024	2024	2024

Note: [1] IND enabling studies can be completed within 18 months after selection of the candidate ; [2] NHP study done with chimeric candidate

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13 Corporate Business Development Strategy for ADCT Portfolio HEMATOLOGY ZYNLONTA, ADCT - 602 SOLID TUMOR S ADCT - 601, Research Assets Business Development to Unlock Value Business Development Goals: U.S. EX - U.S. Co - development & Co - promote* Royalty & Milestones to ADCT Accelerate & Expand Asset Development 3 Non - dilutive Financing 2 Maximize Deal Value & Value Split 1 Direct Partnership *Flexible for alternative construct depending on economics. OVERLAND JOINT VENTURE

Cash Runway to Support Multiple Potential Near-Term Value-Driving Catalysts

Hematology

- ❑ **ZYNLONTA:**
  - ❑ Achieve commercial brand profitability in 2024
  - ❑ **LOTIS-5:** Complete enrollment in 2024
  - ❑ **LOTIS-7:** Dose escalation and expansion updates throughout 2024
  - ❑ **FL and MZL IITs:** Updates at medical conferences in 2024 / 2025
- ❑ **ADCT-602 (CD22):** Additional data updates from Phase 1 study in 2024

Solid Tumors

- ❑ **ADCT-601 (AXL):** Additional data updates from Phase 1 study in sarcoma, pancreatic and NSCLC throughout 2024
- ❑ **Preclinical:** Advancing a portfolio of investigational ADCs

- Exploring potential partnerships and licensing agreements
- Cash runway to 4Q 2025 to support company through value-generating milestones*

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*Cash runway assumes receipt of anticipated regulatory milestone payments under the Company's collaboration agreements and use of the amount it is required to maintain under its loan agreement